Other Assets (Annual) (Detail) - Other Assets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Spare parts		$ 175	$ 295
Deferred financing costs, net of accumulated amortization of $92-2011 and $495-2010		21	201
Prepaids		70	76
Deposits and other		660	52
Other Assets, Total	$ 488	$ 926	$ 624